STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND
                         Supplement to Prospectus dated
                                November 1, 2000
                    (Replaces Supplement dated May 31, 2001)

The Fund's Prospectus is amended as follows:

(1) The Fund's year-to-date total return for the period January 1, 2000 through September 30, 2000, appearing on page 5 of the prospectus, was -4.77%.

(2) The information under "The Fund's Management - Portfolio Manager," is revised to read as follows:

     Jeffrey M. Martin has been co-manager of the High Yield Portfolio since December 2000 and has been affiliated with the Portfolio or the Fund as an analyst or associate portfolio manager since 1996. Mr. Martin joined Stein Roe in 1993 and is a vice president and senior analyst. He received his B.S. degree from the State University of New York at Albany and his M.B.A. degree from St. John's University.


DIR-36/901G-0701                                                   July 30, 2001